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Exhibit 10.55

FLOWSERVE CORPORATION

FIRST AMENDMENT
TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

        This FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") is dated as of June 30, 2003 and entered into by and among Flowserve Corporation, a New York corporation (the "Borrower"), Flowserve France SAS (the "Subsidiary Borrower"), the Guarantors of the Borrower listed on the signature pages hereof (only for the purposes of Section 5), the financial institutions listed on the signature pages hereof (each individually a "Lender" and collectively the "Lenders"), Credit Suisse First Boston, a bank organized under the laws of Switzerland, acting through its New York branch ("CSFB"), as syndication agent (the "Syndication Agent"), and Bank of America, N.A., a national banking association ("BofA"), as swingline lender (in such capacity, the "Swingline Lender"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, and is made with reference to that certain First Amended and Restated Credit Agreement dated as of May 2, 2002 (the "Credit Agreement"), by and among the Borrower, the Lenders party thereto, the Syndication Agent, the Swingline Lender, the Administrative Agent and the Collateral Agent. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

RECITALS

        WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement to permit the Borrower to amend certain financial covenants and to make certain other amendments as set forth below;

        WHEREAS, subject to the terms and conditions of this First Amendment, the Lenders are willing to agree to such amendments.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO CREDIT AGREEMENT

  A.    Amendments to Article I: Definitions

        The definition of "Consolidated EBITDA" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

        "'Consolidated EBITDA' shall mean, for any period, Consolidated Net Income for such period, plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary losses or extraordinary non-cash charges for such period, (v) the amount of premium payments made by Company or its Subsidiaries associated with the repurchase or prepayment of the Subordinated Notes from the proceeds of the Fall 2001 Equity Issuance and the amount of such premium payments associated with any further repurchase or repayment of the Subordinated Notes to the extent such repurchase or prepayment is permitted hereunder, (vi) integration and restructuring charges in connection with the IDP Transactions and taken with respect to periods ended on or prior to December 31, 2001, (vii) integration and restructuring charges in connection with the Acquisition and taken with respect to periods ended on or prior to June 30, 2004, in an aggregate amount not to exceed $40,000,000, and (viii) restructuring and integration charges taken with respect to periods beginning on July 1, 2003 and ended on or prior to December 31, 2004, in an aggregate amount not to exceed $15,000,000, and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP; provided that in the case of the Company, Consolidated EBITDA shall be determined with reference to Schedule 1.01(d)."

1                                                                 (First Amendment)

  B.    Amendments to Article VI: Negative Covenants

        1.     Section 6.11 of the Credit Agreement is hereby amended by deleting the table set forth therein from "From and including September 30, 2002 through and including September 29, 2003" to the end in its entirety and substituting the following therefor:

"Period	Ratio
From and including June 30, 2002 through and including September 29, 2003	2.25x
From and including September 30, 2003 through and including December 30, 2003	2.50x
From and including December 31, 2003 through and including March 30, 2004	2.75x
From and including March 31, 2004 through and including December 30, 2005	3.00x
Thereafter	4.00x	"

        2.     Section 6.13 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

"Period	Ratio
From and including June 30, 2002 through and including September 29, 2004	4.00x
From and including September 30, 2004 through and including March 30, 2005	3.75x
From and including March 31, 2005 through and including September 29, 2005	3.50x
From and including September 30, 2005 through and including December 30, 2005	3.25x
Thereafter	3.00x	"

Section 2.    CONDITIONS TO EFFECTIVENESS

        Section 1 of this First Amendment shall become effective as of June 30, 2003 upon the satisfaction prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

        A.    On or prior to the First Amendment Effective Date, the Borrower shall deliver to the Lenders (or to the Administrative Agent for the Lenders) copies of this First Amendment executed by each Loan Party.

        B.    On or prior to the First Amendment Effective Date, the Required Lenders shall have executed this First Amendment.

        C.    On or prior to the First Amendment Effective Date, the Borrower shall have paid to the Administrative Agent for the account of each Lender that executes this First Amendment on or prior to 4:00 p.m., Dallas time, on June 30, 2003 an amendment fee equal to .15% of the sum of such Lender's Revolving Credit Commitment and/or the principal amount of Term Loans held by such Lender on the First Amendment Effective Date, in each case under (and as defined in) the Credit Agreement.

Section 3.    REPRESENTATIONS AND WARRANTIES

        In order to induce the Lenders to enter into this First Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete on and as of the First Amendment Effective Date:

        A.    Organization; Powers.    The Borrower and each of the Subsidiaries (i) (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted and (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except where any such failure, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, and (ii) in the case of the Borrower and each Subsidiary that is a party hereto, has the power and authority to execute, deliver and perform its obligations under the Credit Agreement as amended by this First Amendment (the "Amended Agreement").

2                                                                 (First Amendment)

        B.    Authorization.    The First Amendment (i) has been duly authorized by all requisite corporate, and, if required, stockholder, action on the part of the Borrower and each Subsidiary that is a party hereto and (ii) will not (a) violate (1) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (2) any order of any Governmental Authority or (3) any provision of any indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (b) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument or (c) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary (other than any Lien created hereunder or under the First Amended and Restated Security Documents).

        C.    Enforceability.    This First Amendment has been duly executed and delivered by each Loan Party which is a party hereto, and this First Amendment and the Amended Agreement constitute a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

        D.    Governmental Approvals.    No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery of this First Amendment, and the performance by the Borrower of the Amended Agreement.

        E.    Incorporation of Representations and Warranties from Credit Agreement.    The representations and warranties contained in Article III of the Credit Agreement are incorporated herein by this reference and are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        F.    Absence of Default.    No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this First Amendment that would constitute a Default or an Event of Default.

Section 4.    MISCELLANEOUS

        A.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.

        1.     On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "First Amended and Restated Credit Agreement", "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

        2.     Except as specifically amended by this First Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

        3.     The execution, delivery and performance of this First Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

        B.    Fees and Expenses.    The Borrower acknowledges that all costs, fees and expenses as described in Section 9.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this First Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

3                                                                 (First Amendment)

        C.    Headings.    Section and subsection headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose or be given any substantive effect.

        D.    Applicable Law.    THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        E.    Counterparts; Effectiveness.    This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This First Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by each Loan Party and the Required Lenders and receipt by the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

Section 5.    ACKNOWLEDGEMENT AND CONSENT BY CREDIT SUPPORT PARTIES

        Each of the Guarantors is a party to the First Amended and Restated Guarantee Agreement and certain of the First Amended and Restated Security Documents. The Guarantors are collectively referred to herein as the "Credit Support Parties," and the First Amendment and Restated Guarantee Agreement and the First Amendment and Restated Security Documents are collectively referred to herein as the "Credit Support Documents."

        Each Credit Support Party hereby acknowledges that it has read this First Amendment and consents to the terms thereof, and hereby confirms and agrees that, notwithstanding the effectiveness of this First Amendment, the obligations of each Guarantor under each Credit Support Document to which it is a party or otherwise bound shall not be impaired or affected and each Credit Support Document is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects. Each Guarantor further agrees that nothing in the Credit Agreement, this First Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment to the Credit Agreement.

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4                                                                 (First Amendment)

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FLOWSERVE CORPORATION, as the Borrower
By:

Name:

Title:

FLOWSERVE FRANCE SAS, societe par actions simplifiee organized under the laws of France, as the Subsidiary Borrower
By:

Name:

Title:

FLOWSERVE US INC.
FLOWSERVE INTERNATIONAL, INC.
FLOWSERVE MANAGEMENT COMPANY
BW/IP-NEW MEXICO, INC.
FLOWSERVE INTERNATIONAL, LLC
INGERSOLL-DRESSER PUMP COMPANY
FLOWSERVE HOLDINGS, INC.
(for purposes of Section 5 only) as Credit Support Parties
By:

	Name:	John M. Nanos
	Title:	Vice President
FLOWSERVE FINANCE B.V., (for purposes of Section 5 only) as a Credit Support Party
By:

	Name:	John M. Nanos
	Title:	Managing Director
By:

Name:

	Title:	Managing Director

5                                                                 (First Amendment)

FLOWSERVE INTERNATIONAL LIMITED FLOWSERVE FLOW CONTROL (UK) LIMITED, (for purposes of Section 5 only) as Credit Support Parties
By:

	Name:	John M. Nanos
	Title:	Director
BANK OF AMERICA, N.A., individually and as the Administrative Agent, the Collateral Agent and the Swingline Lender
By:

Name:

Title:

CREDIT SUISSE FIRST BOSTON, individually and as the Syndication Agent
By:

Name:

Title:

By:

Name:

Title:

, as a Lender
By:

Name:

Title:

6                                                                 (First Amendment)

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  Exhibit 10.55
FLOWSERVE CORPORATION FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT